UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 6, 2017

Commission File Number 000-54672

American CryoStem Corporation

(Exact name of Registrant as specified in its charter)

Nevada	7812	26-4574088
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Code Number)

1 Meridian Road, Suite 5 Eatontown, NJ 07724
(Address of principal executive offices)

(732) 747-1007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOWARD LOOKING STATEMENTS UNDER THE PROVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report and other reports filed by American CryoStem Corporation (“CRYO” or the “Registrant”) from time to time with the U.S. Securities and Exchange Commission (the “SEC”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by Registrant’s management.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof.  When used in the filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors, including the risks contained in the “Risk Factors” section of the this Annual Report on Form 10-K., relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that the Registrant may acquire.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Resignation of independent registered public accounting firm:

On December 6, 2017, the Registrant was notified by its independent auditor, Leigh J. Kremer, Certified Public Accountant (“Kremer”) that Kremer was discontinuing providing its public company accounting practice to CRYO and was therefore resigning as CRYO’s independent auditor. A copy of the resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K

The report of Kremer on CRYO’s consolidated financial statements for the two most recent fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the company’s ability to continue as a going concern.

During the two most recent fiscal years ended September 30, 2016 and 2015 through December 6, 2017, (i) no disagreements with Kremer on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Kremer would have caused Kremer to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Kremer with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Kremer furnish the SEC with a letter to the SEC stating whether or not Kremer agrees with the above statements. Kremer has provided such a confirming letter dated December 6, 2017 and it is attached as Exhibit 16.1 to this Current Report on Form 8-K.

New independent registered public accounting firm

On December 6, 2017, CRYO engaged Fruci & Associates II, PLLC (“Fruci”) as the Registrant’s independent accountants to report on the Registrant’s fiscal year ending September 30, 2017. The decision to appoint Fruci was approved by the Registrant’s Board of Directors. During the Registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of Fruci, neither the Registrant nor anyone on the Registrant’s behalf consulted with Fruci regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither a written report not oral advice was provided that Fruci concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from Leigh J. Kremer, CPA to the Securities and Exchange Commission dated December 6, 2017.

Exhibit 99.1 Letter from Leigh J. Kremer, CPA to the Registrant dated December 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2017

AMERICAN CRYOSTEM CORPORATION

By:	/s/ John S. Arnone
John S. Arnone
President, CEO and Chairman of the Board